SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934


Filed by the Registrant    [X]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ]   Preliminary Proxy Statement       Confidential, For Use of the
                                        Commission Only (as permitted by
                                        Rule 14a-6(e)(2)) [X] Definitive
                                        Proxy Statement

[X]   Definitive Additional Materials

[ ]   Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                             INFODATA SYSTEMS, INC.

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                (Name of Registrant as Specified in Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
     (1)      Title of each class of securities to which transactions applies:

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     (2)      Aggregate number of securities to which transactions applies:

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     (3)      Per unit price or other underlying value of transaction
              computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4)      Proposed maximum aggregate value of transaction:

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     (5)      Total fee paid:

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[ ]  Fee paid previously with preliminary materials.

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[ ]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1)      Amount previously paid:

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     (2)      Form, schedule or registration statement no.:

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     (3)      Filing party:

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     (4)      Date filed:

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

                                                               September 7, 2001


                              INFODATA SYSTEMS INC.
                              12150 MONUMENT DRIVE
                             FAIRFAX, VIRGINIA 22033
                               ------------------

 Letter to Shareholders Regarding Adjourned 2001 Annual Meeting of Shareholders

                                 October 3, 2001
                               ------------------

Dear Shareholder:

      The Annual Meeting of Shareholders of Infodata Systems Inc. that was originally scheduled to take place on August 15, 2001 has been adjourned to take place on October 3, 2001. A quorum was not present on August 15, 2001. Although a quorum was present and a meeting was convened on August 22, 2001, the Board of Directors further adjourned the meeting because it does not believe that the period of time initially allocated for the solicitation of proxies was adequate.

      A Notice and Proxy Statement, dated July 30, 2001, and related proxy card were sent to you on or about August 1, 2001. An updated proxy card relating to the adjourned meeting is being sent to you with this letter. There is no need for you to complete the enclosed proxy card if you completed and returned the proxy card that was previously sent to you. If you desire to change your prior vote, you may do so by completing and returning the enclosed proxy card. Other than the revised date of the meeting, there is no other change in the information in the Proxy Statement or proxy card previously sent to you.

      If you did not complete and return the proxy card earlier sent to you, we urge you to complete and sign the enclosed proxy card and mail it promptly in the returned-addressed, postage-prepaid envelope provided for your convenience.

                                         Sincerely,



                                         Richard T. Bueschel
                                         Chairman of the Board

                                         Steven M. Samowich
                                         President and Chief
                                           Executive Officer

                              INFODATA SYSTEMS INC.

      The undersigned hereby appoints STEVEN M. SAMOWICH and CURTIS D. CARLSON, or either of them individually, with full power of substitution, to act as proxy and to represent the undersigned at the adjourned 2001 annual meeting of shareholders and to vote all shares of common stock of Infodata Systems Inc. which the undersigned is entitled to vote and would possess if personally present at said meeting to be held at the Company's Corporate Headquarters, 12150 Monument Drive, Fairfax, Virginia, on Wednesday, October 3, 2001, at 9:00 a.m. and at all adjournments thereof upon the following matters:

      THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL LISTED ON THE REVERSE SIDE. PROXIES ARE GRANTED THE DISCRETION TO VOTE UPON ALL OTHER MATTERS THAT MAY PROPERLY BE BROUGHT BEFORE THE MEETING.


                (Continued, and to be signed on the reverse side)

                      Please date, sign and mail your proxy
                         card back as soon as possible!

                         Annual Meeting of Shareholders
                              INFODATA SYSTEMS INC.

                                 October 3, 2001




                 Please Detach and Mail in the Envelope Provided

 [X]   Please mark your
       votes as in this
       example.


                  For      Withhold
1. Election of    [  ]        [  ]
   Directors


  The Board of Directors recommends a vote FOR the nominees

  Nominees:   Richard T. Bueschel              Change of Address    [ ]
              Alan S. Fisher
              Christine Hughes
              Robert M. Leopold        I plan to attend  [ ]     I do not    [ ]
              Isaac M. Pollak           the meeting              plan to
              Millard H. Pryor, Jr.                              attend the
              Steven M. Samowich                                 meeting

FOR, except vote withheld from the
following nominees:

-----------------------------

                                                  FOR       AGAINST      ABSTAIN

2.  Approval of an amendment to the Company's
    1995 Stock Option Plan reserving 250,000      [  ]        [  ]        [  ]
    additional shares of the Company's common stock for issuance thereunder.

3.  Approval of an amendment to the Company's
    1995 Stock Option Plan that would annually    [  ]        [  ]        [  ]
    reserve additional shares of the Company's common stock equal to 2% of the Company's total authorized shares, for issuance thereunder.

4.  Approval of an amendment to the Company's
    1997 Employee Stock Purchase Plan reserving   [  ]        [  ]        [  ]
    200,000 additional shares of the Company's common stock for issuance thereunder.



SIGNATURE(S)__________________________________ DATE __________________________

NOTE: Please sign exactly as your name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full titles as such.